AM Best, A- | Fitch, A- | Moody's, A3

FLAGSTONE RE

MULTI-LINE

REINSURANCE & INSURANCE

SPECIALTY LINES

PROPERTY

PROPERTY CATASTROPHE

SHORT-TAIL CASUALTY

LEHMAN BROTHERS FINANCIAL SERVICES CONFERENCE

SEPTEMBER 8TH – 10TH , 2008 – NEW YORK

INTO THE WORLD

ABOUT FLAGSTONE RE

Mission Statement

Be a respected partner in our chosen markets

through our responsiveness and technical

excellence, ensure financial stability for our

clients and provide attractive risk adjusted returns

for our owners.

2007-2009 Financial Objectives

Grow fully diluted book value per share at
17% per annum.

Obtain and maintain "A" level ratings from
multiple agencies.

Our Strategy

Leverage our global operating platform.

Lead the industry in the utilization of
proprietary analytics.

Expand our strong broker and customer
relationships through industry leading
service.

Employ our capital markets expertise to
optimize our returns and expand our
opportunities.

Maintain an energetic culture that
continuously challenges best practice.

OUR EDGE

What differentiates Flagstone from our peers?

DIVERSIFICATION

CAPITAL MARKETS EXPERTISE & INVESTMENT STRATEGY

TECHNOLOGY AND CUTTING-EDGE ANALYTICS

UNIQUE GLOBAL PLATFORM

UNIQUE GLOBAL PLATFORM

FLAGSTONE’S GLOBAL INFRASTRUCTURE

Dubai

Canada

Bermuda

India

U.K.

Switzerland

Puerto Rico

Island
Heritage

62 Employees

Management

Underwriting

Cat Modeling

Actuarial

Legal

Accounting

Investments

9 Employees

Marketing

Research &

  Development

4 Employees

Cover-holder

Marketing

101 Employees

Cat Modeling

Programming

Research and

    Development

Investments

41 Employees

Primary Property
Insurance

44 Employees

Management

Underwriting

Actuarial

Marketing

Legal

Accounting

Investments

8 Employees

Marketing

Underwriting

96 Employees

Actuarial

Accounting

Systems

    Implementation

Research and

    Development

Data Center

Investments

8 Employees

Marketing

Underwriting

Actuary

Finance

Africa

UNIQUE GLOBAL PLATFORM

EFFICIENT, SCALABLE & GLOBALLY PRESENT

Through the efficiency of our unique
global platform, Flagstone is able to:

Offer fast and efficient service to clients 24 hours a
day

Respond rapidly to submissions

Source more risks, and be more selective in the
risks we choose

Penetrate local markets – source business that
wouldn’t typically be directed to larger markets

Retain more professional talent in comparison to
companies several times our size

The result is an efficient, scalable,
globally present operation that is rich in
talent and specialized expertise.

Underwriting Team

23 Underwriters

11 Actuaries

18 Catastrophe Modelers

Underwriters: Significant experience in the
reinsurance industry in senior management and
executive rolls.

Modelers: Extensive experience in the
reinsurance industry and at RMS,AIR & EQE

Research & Development Team

89 Scientists, Architects & Programmers

Significant combined experience in research,
software engineering and data analytics.

Accounting, Claims & Legal

5  Lawyers

77 Accountants, Claims & Finance

Experience in capital markets, reinsurance
accounting, and claims.

Over 300 diverse and talented individuals worldwide, 11 of whom hold doctorate degrees and 77 with master’s degrees.

“We think smarter people matter, and more smart people is better”

UNIQUE GLOBAL PLATFORM

TALENTED TEAM OF PROFESSIONALS

TECHNOLOGY

PROCESSES & CONTROLS

At Flagstone we are committed to
offering the most comprehensive
analysis of risk.

Company integrated through technology

Centralized underwriting systems and controls
– single system

Fully Integrated work flow, underwriting and risk
management system

Combination of vendor models and in-house
solutions to effectively control, monitor and
analyze data.

TECHNOLOGY

CUTTING-EDGE ANALYTICS

MOSAIC – Single Stand-alone Database and Underwriting System

Loss portfolio analysis and optimization of exposures by risk zone

Asses capital adequacy relative to internal risk tolerance and regulatory criteria

CYCLONE - High Performance Computing Platform

Power to analyze large volumes of risk

Quicker and more efficient results

QUARTZ - Proprietary Catastrophe Model

View of risk that may differ from vendor models (FSR uses 3 – RMS, AIR & EQE)

Consideration of additional load factors – higher quality and comprehensive risk analysis

LIVE CAT  - Real Time Portfolio Scenario Analysis

Leverage storm projecting capabilities while storm is still in the water

Hourly damage and exposure assessment during events

PROPRIETARY RISK MODELING AND PRICING TOOLS

CAPITAL MARKETS EXPERTISE

OUR APPROACH – SIDECARS & CAT BONDS

Management has significant expertise in the
capital markets

Efficient means to manage risk - choice
over buying traditional retro cover

Fee generating – meaningful portion of net
income

Optimized portfolio management

Ability to manage the cycle – provide capital
when opportunities are great, without the
permanence of common equity

Maintain relationships with clients

CAPITAL MARKETS EXPERTISE

INVESTMENT PORTFOLIO & STRATEGY

Significant research project behind
optimization program

20 asset classes considered (Modern
Portfolio Theory mix)

Sophisticated program to:

Produce higher total returns

Maintain outstanding liquidity for claims

Constant dialogue with Rating Agencies

Preserve our financial strength rating

Sophisticated analytical, compliance, trade
capture & accounting systems

Indexing based management mandates

Considerable focus on liquidity

Bias against active management

Mixture of passive assets and a few
outside managers complements our
in-house passive capabilities

Higher risk adjusted returns

Moderate volatility

Excellent liquidity: approx 50% in 24 hours,
and 95% in 72 hours (within normal
transaction cost limits)

No exposure to sub-prime assets or CDO’s

DIVERSIFICATION

OUR APPROACH TO RISK

High quality data and transparency. Model and
understand our exposure and risk

Balanced portfolio with significant international
exposure

Analyze large amount of risks – selective on the
risks we choose

Limit on zonal exposures. Less risk in peak
zones = less exposure to potential loss from
large industry events.

Conservative methodology.  Goal to produce
consistent returns and not expose our balance
sheet to large events.

Quality book of business – 80% of the business
we quote on we lead – pair with blue chip
companies and offer meaningful capacity

DIVERSIFICATION

QUALITY BOOK OF BUSINESS

Specialty and Non-Cat moving towards 50% of book - Property Cat 50%

Property:  Residential preferred to commercial

XOL preferred to Proportional

Modeled loss estimates more conservative than vendor models

Detailed cedant exposure data resolution versus aggregate resolution data

Blue chip clients preferred over many small clients – Regional cedants preferred to National writers

50% of business International

Approximately 76% International – 67% North America

Average of 16.5% more across portfolio – Higher in US than International

99.3% for US – 97.5% for Europe

Approximately 86% XOL

DIVERSIFICATION

GROWTH & ACQUISITIONS

Island Heritage - Caribbean Property Insurer domiciled in Grand Cayman

Diversifying exposure

Economics realized through reinsurance quota-share

Alliance Re - Specialty Property and Casualty Reinsurer domiciled in the
Republic of Cyprus

Enhance specialty lines in European market

Reputation and relationships in MENA region

Imperial Re, now  Flagstone Reinsurance Africa Limited -  Short-tail
Property Reinsurer , domiciled in South Africa

Further diversification of  geographic and risk portfolio

These strategic partnerships and acquisitions further diversify our global portfolio and compliment our current book of business.  They also provide us with local access  and talent in growing and attractive markets.

Merger of Flagstone Reinsurance Limited
(Bermuda Company) and Flagstone Réassurance
Suisse SA.

Flagstone Réassurance Suisse SA becomes
main operating Company

$1.6B underwriting capital – support both
underwriting platforms

Fully transparent single balance sheet  -
continuing to offer both Bermuda or Swiss
underwriting access

Rating characteristics of previous 2 entities
merged into one corporate entity

FSR & FSR SUISSE

CONSOLIDATION

One consolidated balance sheet.

Superior creditworthiness

Better leverage of capital for the global underwriting platform

No change in underwriting activities, level of service, or business teams

No change in management or overall corporate control.

Entire FSR platform remain under ownership of Flagstone Reinsurance Holdings Limited, a
NYSE-listed and SEC regulated company

No change to executive officers or Directors.

Continued commitment to our financial strength and client service

NEW CORPORATE STRUCTURE

WHAT THIS MEANS

Current contracts will not be assigned or transferred – become part of a combined legal entities portfolio

Benefit of increased capital base to support portfolios

Better transparency

Full access to global tax treaties through Swiss entity – facilitate doing business in many jurisdictions

FINANCIAL REPORT

GROSS PREMIUMS WRITTEN

GROSS PREMIUMS WRITTEN

BY LINE OF BUSINESS

Property Catastrophe

64.5%

$452,937

Property

11.8%

$82,718

Short-Tail Specialty &
Casualty

17.2%

$120,783

Insurance

6.5%

$45,778

GROSS PREMIUMS WRITTEN

BY GEOGRAPHIC AREA

North America

46.5%

$326,318

Europe

10.2%

$71,314

Worldwide Risks

21.8%

$153,181

Caribbean

12.4%

$87,206

Japan & Australasia

6.2%

$43,790

Other

2.9%

$20,407

$ in thousands

$ in thousands

For the period July 1st 2007 – June 30th, 2008

For the period July 1st 2007 – June 30th, 2008

FINANCIAL REPORT

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

As at June 30th, 2008 (YTD)

$ in thousands (except per share data)

BALANCE SHEET HIGHLIGHTS

As at June 30th, 2008 (YTD)

$ in thousands (except per share data)

Total Assets

$2,473,176

Deferrable Interest Debentures

$255,037

Common Equity

$1,280,184

Total Capital

$1,535,221

Debt/Capital

16.6%

Basic Book Value per Share

$14.97

Diluted Book Value per Share

$14.53

Net Income

$74,808

Earnings per Share:

Basic

$0.88

Diluted

$0.87

Gross Premiums Written

$513,424

Net Premiums Earned

$277,024

Loss Ratio

34.7%

Combined Ratio

71.5%

Flagstone Reinsurance Holdings Limited

23 Church Street
Hamilton HM 11
Bermuda

Phone: 1 (411) 278 4300
Fax: 1 (411) 296 9879

Flagstone Réassurance Suisse SA – Representative Office

Bürglistrasse 8,
CH-8002 Zürich
Switzerland

Phone: +41 44 206 50 20
Fax: +41 44 206 50 21
infoch@flagstonere.bm

Flagstone Underwriters Latin-America Limited A.I.

268 Munoz Rivera Ave.
Suite 1900
San Juan, Puerto Rico 00918

Phone: 1 (787) 993 1062
Fax: 1 (787) 993 1063
infopr@flagstonere.bm

Flagstone Reinsurance Africa Limited

6th Floor, Building D,
Sunnyside Office Park,
Parktown 2193
P O Box 72409, Parkview,
2122, South Africa

Phone: +27 11 484 0620
Fax: +27 11 484 0640

Flagstone Reinsurance Limited

23 Church Street
Hamilton HM 11
Bermuda

Phone: 1 (411) 278 4300
Fax: 1 (411) 296 9879
info@flagstonere.bm

Flagstone Representatives Limited

Holland House
4 Bury Street
London EC3A 5AW
United Kingdom

Phone: +44 20 7220 4450
Fax: +44 20 7220 4451
inforep@flagstonere.bm

Flagstone Management Services (Halifax) Limited

Suite 700 Cogswell Tower
2000 Barrington Street
Halifax, NS
B3J 3K1 Canada

Phone: 1 (787) 993 1062
Fax: 1 (787) 993 1063
infopr@flagstonere.bm

Flagstone Réassurance Suisse SA

Rue du College, 1,
CH-1920 Martigny
Switzerland

Phone: +41 27 721 00 10
Fax: +41 27 721 00 11
infoch@flagstonere.bm

Flagstone Underwriters Middle East Ltd.

DIFC/Dubai International Financial Centre
The Village District 04, Level 1
Dubai, UAE

Phone: +971 4 323 0070
Fax: +971 4 323 0061
fume@flagstonere.bm

Flagstone Underwriting Support Services (India) Pvt. Ltd.

BPO Services (India) Pvt. Ltd.
The "V", C1, Mariner Building
Plot #17, Software Units Layout
Madhapur, Hyderabad – 500 082
India

Phone: +91 40 6641 8680
Fax: +91 40 6641 8682

FLAGSTONE RE

17

DUBAI

HALIFAX

HAMILTON

HYDERABAD

JOHANNESBURG

LONDON

MARTIGNY

SAN JUAN

ZURICH

OFFICES IN EIGHT COUNTRIES

& NINE LOCATIONS
FLAGSTONE’S GLOBAL INFRASTRUCTURE